Exhibit 99.1

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ Leslie Abi-Karam
Name: Leslie Abi-Karam

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ Glynis A. Bryan
Name: Glynis A. Bryan

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ Jerry W. Burris
Name: Jerry W. Burris

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ Carol Anthony Davidson
Name: Carol Anthony Davidson

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ T. Michael Glenn
Name: T. Michael Glenn

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ Charles A. Haggerty
Name: Charles A. Haggerty

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ David H. Y. Ho
Name: David H. Y. Ho

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ Randall J. Hogan
Name: Randall J. Hogan

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ David A. Jones
Name: David A. Jones

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ Ronald L. Merriman
Name: Ronald L. Merriman

June 19, 2012

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-1 (File No. 333-181253) of Tyco Flow Control International Ltd. (to be renamed Pentair Ltd.) (the “Company”) as a person about to become a director of the Company upon consummation of the merger of a wholly owned, indirect subsidiary of the Company with and into Pentair, Inc. as described therein.

/s/ William T. Monahan
Name: William T. Monahan

June 19, 2012